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                                 EXHIBIT 99.3

                            JOINT FILING AGREEMENT

                  The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, $0.01 par value, of Southern Mineral Corporation, is being filed jointly with the Securities Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement.

 Dated: August 11, 2000
                                            /s/ Paul J. Coughlin
                                            ----------------------------------
                                            Paul J. Coughlin


                                            /s/ Christopher M. Mackey
                                            ----------------------------------
                                            Christopher M. Mackey


                                            COMAC ADVISERS, INC.

                                            By:/s/ Paul J. Coughlin
                                               --------------------------------
                                                  Name:  Paul J. Coughlin
                                                  Title:  Authorized Signatory


                                            COMAC ASSOCIATES, L.P.

                                            By:  CoMac Advisers, Inc.
                                            Its:  General Partner


                                            By:/s/ Paul J. Coughlin
                                               --------------------------------
                                                  Name:  Paul J. Coughlin
                                                  Title:  Authorized Signatory


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                                          COMAC PARTNERS, L.P.

                                          By:  CoMac Associates, L.P.
                                          Its:  General Partner

                                          By:  CoMac Advisers, Inc.
                                          Its:  General Partner


                                          By:/s/ Paul J. Coughlin
                                             --------------------------------
                                                Name:  Paul J. Coughlin
                                                Title:  Authorized Signatory


                                          COMAC ENDOWMENT FUND, L.P.

                                          By:  CoMac Advisers, Inc.
                                               Its:  General Partner


                                          By:/s/ Paul J. Coughlin
                                             --------------------------------
                                                Name:  Paul J. Coughlin
                                                Title:  Authorized Signatory